

ChromaDex

Investor Presentation

December 2018

Nasdaq: **CDXC**

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2018 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the Securities and Exchange Commission (the "Commission") on November 7, 2018 and in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 30, 2017, filed with the Commission on March 15, 2018. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.


ChromaDex
TN TRU NIAGEN
NAD

UNITY
BIOTECHNOLOGY

resTOR

AGEX
THERAPEUTICS

BioViva

mitobridge

JUVENESCENCE

Role of NAD


NADPH
Oxidative stress defenses
+
Creation of cellular building blocks*
NADP+
NADH
Builds energy reserves (ATP)*
NAAD
NAD + Synthetase
NAD+
O-acetyl-ADP-ribose
Improves healthspan*
Quinolinic Acid
NAMN
NMN
Nicotinamide
NrK1 (constitutive)
NrK2 (stress-induced)
Rate Limiting Step (declines in aging)
NAMPT
sirtuins
De novo pathway
(inefficient)
niacin flush
Nicotinamide Riboside (NR)
Tryptophan
Nicotinic Acid

ChromaDex. TRU NIAGEN

Evolution of ChromaDex


2000
COMPANY FORMED;
REFERENCE STANDARDS
2003
PROVIDED
ANALYTICAL TESTING
AND CONTRACT SERVICES
2012
ACQUIRED SCIENTIFIC
AND REGULATORY
CONSULTING BUSINESS
2012
LICENSED
DARTHMOUTH
PATENTS ON NR
2013
COMMERCIALIZATION
OF NIAGEN®
TRU NIAGEN
2017
ACQUIRED HEALTHSPAN RESEARCH LLC, A
CONSUMER PRODUCT COMPANY OFFERING
TRU NIAGEN® BRANDED PRODUCTS
2017
RAISED $48 MILLION;
LED BY HORIZONS VENTURES
2017
PARTNERED WITH A.S. WATSON
GROUP, ASIA'S LEADING HEALTH
AND BEAUTY RETAILER
2018
GLOBAL EXPANSION

Building a Global Brand



PARTNERSHIPS
PARTNERSHIPS
HONG KONG
Watsons
September 2017
SINGAPORE
Watsons
January 2018
NEW ZEALAND
Matakana Superfoods
September 2018
UNITED KINGDOM
Amazon
PARTNERSHIPS

The Opportunity with A.S. Watson Group

Country	Number of Stores[1]	Approval
China	3,500	
Germany	2,200	
Poland	1,250	
European Union	1,100	
Netherlands	950	
United Kingdom	800	
Philippines	650	
Taiwan	550	
Hong Kong	250	✓
Singapore	100	✓
Sub-Total	**11,250**	
Other	3,300	
Total	**14,550**	

(1) Rounded to the nearest 50 stores. Includes all stores owned by A.S. Watson Group. Statistics as of Q2 2018.

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO & Director of Ideation Acquisition Corp. 2007-2009, Founder & CEO of Spiritclips LLC 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Lisa Bratkovich – *Chief Marketing Officer*
Former SVP of Marketing, Guthy|Renker 2001-2016

Ben Shichman – *Chief Technology Officer*
Over 25 years of fast growing software and ecommerce companies

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

David Burns – *Vice President - Marketing*
Former VP of Digital Acquisition, Guthy|Renker 2012-2018

Amy Boileau – *VP – Research and Development*
Former Regulatory Affairs, Abbott 2013-2016

Matthew Roberts – *Chief Scientific Officer* ***New***
Scientific Advisory Board Member of ChromaDex since November 2016
Over 25 years at Abbott, Nestle and Nature's Bounty Co.

Yan Chu – *Managing Director of Asia Pacific* ***New***
Former Regional General Manager of Comvita
Led sales and marketing in the Asia Pacific market for Crocs, Adidas and The Body Shop

Scientific Advisory Board

Chief Scientific Advisor
Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

Roger Kornberg, Ph.D.
Professor of Structural Biology
Stanford University

Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Dr. Rob Beudeker
VP of Innovation
DSM

Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

ChromaDex.

Areas of Study

- Alzheimer's Disease
- Heart Failure
- Chronic Kidney Disease
- Breast Cancer
- Chemotherapy-Induced Neuropathy
- Hypertension
- Diabetes
- Diabetic Neuropathy
- Parkinson's Disease
- Traumatic Brain Injury
- Cockayne Syndrome
- Nonalcoholic fatty liver disease
- Melanoma
- Steatosis
- Immune Response
- Muscle Physiology
- Browning of Adipocytes
- Mitochondrial Myopathy
- Weight Loss

160+ Pre-Clinical & Clinical Studies in Progress on NR

Represents over $50 million of research paid for by third parties

NIH National Institute on Aging
University of Birmingham
St. Jude Medical
UC Irvine
Massachusetts Institute of Technology
UC Davis University of California
Dartmouth
Northwestern University
University of Colorado 1876
Cornell University
Mayo Clinic
Buck Institute for Research on Aging
The University of Iowa
University of Minnesota
University of Copenhagen
University of Washington
McLean Hospital Harvard Medical School Affiliate
Emory University
University of Cambridge
Washington University in St. Louis
The Scripps Research Institute

NIAGEN® has Reached the Significant Milestone of **24 Registered Human Investigations**

Preclinical Research

More than 100 preclinical peer-reviewed studies have been published investigating the science behind NIAGEN®

Human Studies

24 trials are currently registered on clinicaltrials.gov

At least 10 more are in planning and not yet registered

Clinical Health Outcomes

4 published clinical trials of NIAGEN® led the way

New trials are now examining clinically relevant health outcomes

ChromaDex

Neurological, Cardiovascular Health, and Obesity are the Most Prominent Human Clinical Research Areas for NIAGEN®

	NEUROLOGICAL	CARDIOVASCULAR	OBESITY	OTHER
Human Studies	**31 %**	**28 %**	**24 %**	**17 %**
Conditions Studied	Parkinson disease Mild cognitive impairment Neuropathies Mild concussion Ataxia telangiectasia	Heart failure Hypertension Arterial stiffness Vascular function	Type 2 diabetes (Insulin sensitivity) Weight loss Altered glucose and lipid metabolism Non-alcoholic fatty liver	Immunity/Inflammation Aging Chronic kidney disease Sarcopenia

*Based on trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

Intellectual Property

US 8106184:	*Synthetic manufacture of NR – Anthony Sauve of Cornell University*
US 8114626:	Manufacture of NR via recombinant microorganisms – Charles Brenner of Dartmouth College
US 8197807:	NR for increasing NAD biosynthesis – Charles Brenner of Dartmouth College
US 8383086:	Compositions comprising NR – Charles Brenner of Dartmouth College
US 7776326:	*NR for treatment diseased and/or injured neurons – Jeffrey Milbrandt of Washington University*

International Filing and Issued Patents

China
200680051368.4
ZL200580018114.8

Europe
6837837
5790283.5

India
4525/DELNP/2008

Australia
2006238858

Canada
2,609,633
2676609

Mexico
MX/A/2009/008022

PCT
PCT/US2008/01085
PCT/US2005/019524

WE ARE A GROWTH COMPANY
Driven by sales of TRU NIAGEN



Total Company Sales by Quarter ($M)
YoY growth
+55%
$6.1
+69%
$7.5
+95%
$6.6
+85%
$7.8
+33%
$8.1
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



TRU NIAGEN Sales by Quarter ($M)
YoY growth
$2.6
$2.3
$0.3
$2.7
$1.9
$0.8
+21550%
$3.0
$1.2
$1.8
+2528%
$3.7
$0.3
$3.5
+97%
$5.2
$0.8
$4.4
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Watsons/Other
Ecommerce

- ✓ Consistent sales growth quarter over quarter driven by TRU NIAGEN sales
- ✓ TRU NIAGEN grew by 40% vs the second quarter of 2018

Strategic Initiatives

- ✓ Continue to raise awareness of TRU NIAGEN and NAD
- ✓ Open International markets
- ✓ New Channels
  - Health Care Practitioners
  - Sports
- ✓ Strategic NIAGEN ingredient deals
- ✓ Focused R&D investments

Key Accomplishments in 2018

- ✓ YTD September, company grew by 65% to $22.5 million, driven by TRU NIAGEN
- ✓ Expanded TRU NIAGEN retail partnership with Watsons through mid-September 2021
- ✓ Launched TRU NIAGEN PRO to Healthcare Practitioners, highest dose of NR in single capsule
- ✓ Launched TRU NIAGEN in New Zealand
- ✓ Signed memorandum of understanding for creation of strategic partnership for aging research in Jiangxi Province, China
- ✓ Received regulatory approval to sell TRU NIAGEN across all platforms in Canada, including brick & mortar
- ✓ Earned certification from NSF International Certified for Sport program
  - Launching product in sports channel in Q4

Financial Highlights

Managing Change
Business Model Transformation

- TRU NIAGEN
- Niagen ingredient
- Other Ingredients
- Core

9 Months YTD 2017 Net Revenue



25%
21%
$13.7M
19%
35%

- ✓ Science Based
- ✓ Ingredients
- ✓ Standards
- ✓ Quality Assurance

+65% YoY

9 Months YTD 2018 Net Revenue



15%
13%
$22.5M
53%
19%

- ✓ Science Based
- ✓ Consumer Focused
- ✓ Marketing Driven

Financial Discipline
CFO Mandate

"Bring financial discipline to a company that is experiencing significant organizational changes and rapid growth."

Financial Discipline
Holistic Approach

P+L
- ✓ Scale Revenues
- ✓ Manage Costs Prudently
  - ✓ Improve Marketing Efficiency
  - ✓ Focused R+D
  - ✓ Control G+A

+

Balance Sheet
- ✓ Manage Working Capital
  - ✓ Inventory Controls
- ✓ Return on Investment

+

Cash Flow
- ✓ Reduce Cash Burn
  - ✓ Lower Net Losses
  - ✓ Control Working Capital

✓ Targeting cash flow break-even by the fourth quarter of 2019, or early 2020

ChromaDex. TRU NIAGEN

Financial Discipline
Deep Dive by Business Segment

Business Segments


TRU
NIAGEN

- Niagen
- Standards
- Other Ingredients
- Regulatory

Evaluating
- ✓ Growth Prospects
- ✓ Gross Profit Margin
- ✓ Operating Expenses
- ✓ Profitability
- ✓ Return on Investment

Goals
- ✓ Assess Growth Prospects
- ✓ Reallocate existing resources to TRU NIAGEN/NIAGEN

Financial Discipline
Ecommerce Focus


(In millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$0.1
$0.3
134%
$0.8
142%
$1.8
129%
$3.5
88%
$4.4
28%
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018

Investing to optimize revenue growth

- ✓ Real-time dashboards tracking key metrics
- ✓ Decision support models
  - Reduce customer acquisition costs
  - Increase lifetime value of customers

Operational Discipline

Scale Processes to Support Rapid Growth

Standardizing Systems

- ✓ Modest Incremental IT Investments

Streamlining Processes

- ✓ Automating Manual Activities
- ✓ Eliminate Low Value Activities

Supply Chain Optimization

- ✓ Product Flows
- ✓ Improved Inventory Requirements
- ✓ Reduce Customer Delivery Time

ChromaDex TRU NIAGEN

NIAGEN Related Sales in Q3 2018

Year-over-Year (Q3 2018 vs Q3 2017)


(In millions)
$ 7.0
$ 6.0
$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
$ -
+40%
Q3 2017
NIAGEN-Ingredient $1.8
TRU NIAGEN $2.6
73% of Total Sales
Q3 2018
13%
NIAGEN-Ingredient $1.0
64%
TRU NIAGEN $5.2
77% of Total Sales
NIAGEN-related Sales
NIAGEN-related Sales

- ✓ Strong NIAGEN related sales growth driven by TRU NIAGEN
- ✓ TRU NIAGEN sales roughly doubled YOY

Quarter-over-Quarter (Q3 2018 vs Q2 2018)


(In millions)
$ 7.0
$ 6.0
$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
$ -
+10%
Q2 2018
NIAGEN-Ingredient $1.9
TRU NIAGEN $3.7
73% of Total Sales
Q3 2018
13%
NIAGEN-Ingredient $1.0
64%
TRU NIAGEN $5.2
77% of Total Sales
NIAGEN-related Sales
NIAGEN-related Sales

- ✓ NIAGEN related sales up 10%
- ✓ TRU NIAGEN sales up 40%

Recent Financial Performance
Investing Ahead of Growth

Q3 2018 Operating Loss Increased by $5.4MM vs Q3 2017



(In millions)
+$1.5MM
-$6.9MM
-
(1.0)
(2.0)
(3.0)
(4.0)
(5.0)
(6.0)
(7.0)
(8.0)
(9.0)
(10.0)
(3.2)
1.0
0.5
(3.9)
(1.2)
(0.6)
(0.3)
(0.9)
(8.6)
Q3 FY17 Operating Loss
Volume
Gross Margin Improvement
Ecommerce Sales & Marketing
Legal
Equity Comp (G+A)
R+D Increase
Other S, G+A
Q3 FY18 Operating Loss

(1) Ecommerce Sales & Marketing expenses consist of salaries, advertising and marketing expense.

Opportunity for Improved Profitability
Three areas driving spending today

Overhead Costs
- ✓ Investments in senior leadership
- ✓ Bring strong capabilities to support rapid global growth
- ✓ Expect to achieve scale with management team largely built out

Legal Costs
- ✓ Driven by protection of the company's IP
- ✓ Expect a return on Elysium litigation investments
- ✓ Timing unpredictable

Advertising & Marketing
- ✓ Function of market opportunity for TRU NIAGEN
- ✓ Optimizing customer lifetime value vs. customer acquisition costs
- ✓ Expect improvement over time, with quarterly volatility

Recent Financial Performance
Cash Flow

2018 Nine Months Net Cash Used in Operating Activities

(In thousands)	Nine Months Sep 2018	Nine Months Sep 2017
Net loss	$ (25,098)	$ (2,633)
Share-based Compensation	4,386	1,211
Depreciation and Amortization	611	544
Gain from Lab Sales & Other	-	(5,463)
Changes in Working Capital	4,329	304
Net cash used in operating activities	(15,772)	(6,037)
Capital Expenditures	(1,356)	(1,056)
Free Cash Flow	(17,128)	(7,093)
Proceed from Lab Sales	-	5,953
Net Cash From Financing Activities		
Capital Raise - Stock Issuance	-	23,714
Exercise of Options	520	395
Repurchase of Common Stock	(404)	-
Principal Payments on Capital Leases	(144)	(562)
Other Debt Costs	(19)	(49)
Net Change in Cash and Equivalents	$ (17,175)	$ 22,358

Highlights

- Changes in Working Capital improved, driven by change in A/P.

	2018 Δ	2017 Δ	YOY Δ
A/R	$ 565	$ 944	$ (379)
Inventory	(1,282)	1,358	(2,640)
Prepaid expenses	(53)	(480)	427
A/P	5,174	(1,735)	6,909
Other accrued liabilities	(75)	217	(292)
	$ 4,329	$ 304	$ 4,025

✓ Cash burn moderated in Q3 2018 ($5.2MM vs $7.6MM in Q2 2018)

✓ Improved working capital in Q3 2018 ($1.8MM *source* vs. $0.5MM *use* in Q2 2018)

Outlook

- Continued growth in sales of TRU NIAGEN, driven by:
  - U.S. eCommerce
  - Watsons international business
  - Launch in certain new international markets
- Gross profit % of net sales continues to expand
- Investment spending ahead of revenue growth
  - Marketing
  - More focused R&D
  - Protecting/managing patent portfolio and trademarks
- Working capital expected to be positive source of cash of $3-5 million for full year 2018
- Expect cash flow break even for the company by the fourth quarter of 2019 / early 2020

Key Statistics

Trading Data (@ Dec 3, 2018)	
Stock Price	$3.50
52 Week High/Low	$7.15/$3.19
Avg. Daily Vol. (90 day)	180,000
Shares Outstanding	55.1M
Public Float (excl. >5% owners)	67%
Insider Holdings	33%
Valuation Measures	
Market Cap	$195M
Enterprise Value	$167M
EV/Revenue (LTM)	5.6X
P/E (LTM)	N/M

Financial Highlights (LTM ended Sep '18)	
Net Sales (LTM)	$30.0M
EPS (LTM)	($0.63)
Cash & Equiv.	$28.2M
Total Assets	$47.0M
Total Debt	None
Total Liabilities	$13.6M
Equity	$33.4M



CDXC Daily
12/03/18
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
Volume
©BigCharts.com
6
4
2
0
Millions
18
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov

ChromaDex. TRU NIAGEN

Contact Info

Brianna Gerber

Senior Director of FP&A and Investor Relations

T: +1.949.344.3782

BriannaG@chromadex.com

www.chromadex.com

2016 - 2018 YTD Net Sales Summary

(In millions)

Description	2016 FY	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 FY	2018 Q1	2018 Q2	2018 Q3	YTD Q3 '17	YTD Q3 '18
Ecommerce		0.0	0.1	0.3	0.8	1.3	1.8	3.5	4.4	0.5	9.7
Watsons				2.3	1.8	4.1	0.8	0.3	0.7	2.3	1.8
International / Other				0.0	0.0	0.1	0.4	0.0	0.1	0.0	0.5
Total TRU NIAGEN	***0.0***	***0.0***	***0.1***	***2.6***	***2.7***	***5.5***	***3.0***	***3.7***	***5.2***	***2.8***	***12.0***
NIAGEN Ingredient	10.8	1.0	2.0	1.8	3.0	7.8	1.3	1.9	1.0	4.7	4.2
NIAGEN Related Revenues	***10.8***	***1.0***	***2.1***	***4.4***	***5.7***	***13.2***	***4.3***	***5.7***	***6.2***	***7.5***	***16.2***
Other Ingredients	6.0	1.1	0.9	0.7	0.7	3.4	1.1	0.9	0.9	2.7	2.9
CORE	4.9	1.3	1.2	1.0	1.1	4.6	1.2	1.2	1.0	3.5	3.4
Total Net Sales	***21.7***	***3.4***	***4.2***	***6.1***	***7.5***	***21.2***	***6.6***	***7.8***	***8.1***	***13.7***	***22.5***
TRU NIAGEN as % of Total Net Sales	***0%***	***0%***	***3%***	***44%***	***35%***	***26%***	***46%***	***48%***	***64%***	***21%***	***53%***
TRU NIAGEN as % of Total NIAGEN Related Revenue	***0%***	***1%***	***7%***	***60%***	***47%***	***41%***	***71%***	***66%***	***84%***	***37%***	***74%***
NIAGEN Related Revenues as % of Total Net Sales	***50%***	***29%***	***50%***	***73%***	***75%***	***62%***	***65%***	***73%***	***77%***	***55%***	***72%***

YOY Growth Rate - Net Sales	2016 FY	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 FY	2018 Q1	2018 Q2	2018 Q3	YTD Q3 '17	YTD Q3 '18
Total Company	21%	-42%	-43%	55%	69%	-2%	95%	85%	33%		65%
NIAGEN Related	27%	-68%	-48%	204%	158%	22%	337%	168%	40%		115%
Total TRU NIAGEN	N/A	N/A	N/A	N/A	N/A	N/A	21550%	2528%	97%		328%
Ecommerce	N/A	N/A	N/A	N/A	N/A	N/A	13093%	2344%	1233%		1897%

Q3 2018 Net Sales Up 33% to $8.1 Million, Fueled by Growth of TRU NIAGEN®

- TRU NIAGEN sales were 84% of total NIAGEN-related sales in Q3 2018
- NIAGEN-related sales in Q3 2018 grew 40% compared to Q3 2017
- NIAGEN-related sales in Q3 2018 were 77% of total sales, compared to 73% in Q3 2017



Q3 2017 Net Sales
(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$0.7
$1.0
$4.4
NIAGEN Ingredient $1.8
TRU NIAGEN $2.6
$6.1
Other Ingredients
Core
NIAGEN Related
Total



Q3 2018 Net Sales
(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$0.9
$1.0
$6.2
NIAGEN Ingredient $1.0
TRU NIAGEN $5.2
$8.1
Other Ingredients
Core
NIAGEN Related
Total

The Enormous Opportunity for NAD and TRU NIAGEN

- **Billions spent worldwide on Looking, Acting and Feeling Younger**
- Anti-Aging Market was $250 billion worldwide in 2016[1]
  - Skin care, cosmetic surgery, hair restoration, fitness, vitamins & supplements etc.
  - Gym memberships - $28 billion US[2], $84 billion global[3]
  - Cosmetic surgery - $16 billion US[4], over $22 billion global[5]
  - Exercise equipment - $3.8 billion US[6], $10.2 billion global[7]
  - Vitamins & Supplements - $30 billion US[8], over $91 billion global[8]
- Worldwide Anti-Aging Market is expected to grow at CAGR of 5.8% through 2021 to $330 billion[1]

[1]Orbis Research, "Global Anti-Aging Market Research Report and Forecast to 2017-2021," June 19, 2017. [2]International Health, Raquetball and Sportsclub Association, April 2017. [3]"Wellness Creative Company, Fitness Market 2017," April 2017. [4]American Society of Plastic Surgeons, April 12, 2017. [5]Bharat Book Bureau, Global Cosmetic Surgery and Service Market Report, 2015-2019. [6]"United States Fitness Equipment Market" by Esticast Research & Consulting; [7]"Fitness Equipment Market" by Esticast Research & Consulting; [8]Euromonitor in select targeted markets.